Exhibit 10.1

The obligations evidenced hereby are subordinated in the priority order listed below, and more particularly in the manner and to the extent set forth in that certain Subordination Agreement (the “Subordination Agreement”) dated March 30, 2011 by and among Sovereign – Emerald Crest Capital Partners II, LP, Pacific Specialty Insurance Company (collectively the “Senior Lenders”) and Emerald Crest Management Company, LLC, as agent for the Senior Lenders (“Agent”),  IU HOLDINGS, LP (“Tier 2 Junior Lender”), IU INVESTMENTS, LLC (“Tier 3 Junior Lender”), INTERNET UNIVERSITY, INC. (“Internet University”, and the party identified as “Lender” below), MARC BLUMBERG (“Blumberg”), and MARC A. PICKREN (“Pickren”, and collectively with Internet University and Blumberg, the “Tier 4 Junior Lenders”), and INTERNET UNIVERSITY, INC. (a second time, “Tier 5 Junior Lender”), as defined as to all in the Subordination Agreement.  Lender, together with the other Tier 4 Junior Lenders, is senior to the loan and security interest of the Tier 5 Junior Lender, Ned B. Timmer  (“Tier 6 Junior Lender”), and Scott N. Beck (“Tier 7 Junior Lender”).  The Tier 5 Junior Lender, the Tier 6 Junior Lender and the Tier 7 Junior Lender are signatories to the Subordination Agreement, too.  Each holder of this instrument (“Promissory Note”), by its acceptance hereof, agrees (i) to be bound by the Subordination Agreement and (ii) that if and to the extent any conflict exists between the terms of this instrument and the terms of the Subordination Agreement, the terms of the Subordination Agreement shall govern and control.

AMENDMENT NO. 7 TO PROMISSORY NOTE

AMENDMENT NO. 7 TO PROMISSORY NOTE, dated as of October 31, 2012 (this “Amendment”), between (a) CornerWorld Corporation, a Nevada corporation (the “Borrower”), and (b) IU INVESTMENTS, LLC (the “Lender”).

WITNESSETH:

WHEREAS, on February 23, 2009, the Borrower issued to the Lender its Promissory Note dated February 23, 2009, executed by the Borrower and payable to the order of the Lender in the original principal amount of $1,900,000 (the “Original Note,” and, as heretofore amended, as amended by this Amendment, and as the same may hereafter be amended from time to time, the “Promissory Note”).

WHEREAS, on or about December 1, 2009, the Borrower and the Lender executed a waiver (the “Waiver”) pursuant to which the Lender agreed to waive, during the period from December 1, 2009 through February 28, 2010, their rights and remedies under the Promissory Note.

WHEREAS, on March 31, 2010, the Borrower and the Lender executed Amendment No. 1 to Promissory Note (“Amendment No. 1”), pursuant to which the parties agreed to amend the payment terms under the Promissory Note.

WHEREAS, on May 14, 2010, the Borrower and the Lender executed Amendment No. 2 to Promissory Note (“Amendment No. 2”), pursuant to which the parties agreed to amend the payment terms under the Promissory Note.

WHEREAS, on March 30, 2011, the Borrower and the Lender executed Amendment No. 3 to Promissory Note (“Amendment No. 3”), pursuant to which the parties agreed to amend the payment terms under the Promissory Note.

WHEREAS, on September 6, 2011, the Borrower and the Lender executed Amendment No. 4 to Promissory Note (“Amendment No. 4”), pursuant to which the parties agreed to amend the payment terms under the Promissory Note.

WHEREAS, on February 3, 2012, the Borrower and the Lender executed Amendment No. 5 to Promissory Note (“Amendment No. 5”), pursuant to which the parties agreed to amend the payment terms under the Promissory Note.

WHEREAS, on July 27, 2012, the Borrower and the Lender executed Amendment No. 6 pursuant to which the parties agreed to amend the payment terms under the Promissory Note.

WHEREAS, the Borrower has requested, and the Lender has agreed, to amend the Promissory Note as set forth below.

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter contained, and for other good and valuable consideration, and notwithstanding any provisions of the Promissory Note to the contrary, the parties hereto hereby agree as follows:

1.          Schedule A attached to the Promissory Note shall be and hereby is amended and restated in its entirety to read as set forth on Schedule A attached to this Amendment.

2.          The Borrower hereby authorizes the Lender, and the Lender hereby agrees, to cause the following legends to be clearly, conspicuously and prominently inserted on the original of the Promissory Note, in each case following the signature of the Borrower:

“This Promissory Note has been amended by Amendment No. 7 to Promissory Note dated as of October 31, 2012, between CornerWorld Corporation, as maker of this Promissory Note and “Borrower” defined therein, and IU Investments, LLC, as the then holder of this Promissory Note and “Lender” defined therein (“Amendment No. 7”), the provisions of which are incorporated by reference for all purposes of this Promissory Note, and each holder of this Promissory Note, by its acceptance hereof, irrevocably agrees to be bound by the provisions of Amendment No. 7”.

The Lender further agrees (a) to cause executed counterparts (or copies of executed counterparts) of Amendment No. 7 to be stapled or otherwise firmly affixed to the Promissory Note, and (b) to furnish a copy of the Promissory Note, with such legends so inserted and with such counterparts or copies of Amendment No. 7 so attached, to Borrower promptly after the Lender’s receipt of a fully executed counterpart of this Amendment.

All of the terms and provisions of the Original Note, as amended, remain in full force and effect.  The Borrower hereby agrees that the amendments herein contained shall in no manner affect or impair the indebtedness evidenced by the Promissory Note, the obligation of the Borrower to make payment of the principal of and interest on the indebtedness evidenced by the Promissory Note in strict accordance with the face and tenor of the Promissory Note, or any of the liens or security interests securing such payment and performance.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

CORNERWORLD CORPORATION

/s/ Scott N. Beck
By: Scott N. Beck
Its: Chief Executive Officer

IU INVESTMENTS, LLC

/s/ Doug Levy
By: Doug Levy
Its: Sole Manager

Schedule A

Scheduled Payment Date	Amount

April 15, 2009	$145,000
May 15, 2009	$145,000
June 15, 2009	$145,000
July 15, 2009	$145,000
August 15, 2009	$145,000
September 15, 2009	$145,000
October 15, 2009	$145,000
November 15, 2009	$145,000
March 25, 2010	$25,000
April 25, 2010	$50,000
March 31, 2011	$27,417
April 30, 2011	$27,417
May 31, 2011	$27,417
June 30, 2011	$27,417
July 31, 2011	$27,417
June 30, 2015	$191,919
September 30, 2015	$134,400
December 31, 2015	$134,400
March 31, 2016	$67,200